August 8, 2016

DREYFUS INVESTMENT FUNDS

- Dreyfus/The Boston Company Small Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated February 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since April 2013.  Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield and Zeuthen are also employees of Dreyfus.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since April 2013.  Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003.  Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006.  Messrs. Wakefield and Zeuthen also have been employed by Dreyfus since November 2008 and March 2010, respectively, and manage the fund as employees of Dreyfus.

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